                                                                     Exhibit 4.1

                             Form of Stock Certificate
                                     (obverse)


                                                              CUSIP No. 297591 1


                                 eSynch Corporation

                     Authorized Common Stock: 50,000,000 shares
                                 Par Value: $0.001


This certifies that    [NAME]


is the record holder of     [NUMBER]


               Shares of ESYNCH CORPORATION Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

               Dated:

[                       ]
[    eSynch Corporation ]
[         Corporate     ]                    --------------------------------
[           Seal        ]                                           President
[                       ]
[         Delaware      ]
[                       ]                    --------------------------------
                                                                    Secretary


                  Countersigned & Registered
                                             --------------------------------
                                               Countersigned Transfer Agent -
                                                         Authorized Signature

                             Form of Stock Certificate
                                     (reverse)

Notice: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM - as tenants in common       UNIF GIFT MIN ACT - _______Custodian ______
TEN ENT - as tenants by entireties                       (Cust)          (Minor)
JT TEN - as joint tenants                          under Uniform Gifts to Minors
         with right of survivorship and                         Act_____________
         not as tenants in common                                     (State)



                    Additional abbreviations may also be used though not in the above list.


          For value received,____________ hereby sell, assign, and transfer unto

     Please insert Social Security or other
         indentifying number of assignee
     [                                    ]
     [                                    ]
     [                                    ]

     __________________________________________________________________________
                 (Please print or typewrite name and address,
                      including zip code of assignee)


     __________________________________________________________________________


     __________________________________________________________________________


     ____________________________________________________________________Shares
     of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

     _________________________________________________________________ Attorney
     to transfer the said stock on the books of the within named Corporation with the full power of substitution in the premises.


     Dated _______________



          ____________________________________________________________________
          NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.